UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2010

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112

(Address of Principal Executive Office)

(303) 220-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION / Item 7.01 REGULATION FD DISCLOSURES

Unitymedia GmbH (Unitymedia), an indirect subsidiary of Liberty Global, Inc. (Liberty Global), is the largest cable television operator in the German federal states of North Rhine-Westphalia and Hesse, as measured by the number of television subscribers.  For purposes of its stand alone reporting obligations, Unitymedia prepares its consolidated financial statements in accordance with International Financial Reporting Standards, as adopted by the European Union.

On May 7, 2010, Unitymedia publicly announced in Germany its results for the quarter ended March 31, 2010 by issuing a press release. The full text of that press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

The press release attached hereto as Exhibit 99.1 is being furnished to the SEC under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of Form 8-K.  The information furnished pursuant to this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of LGI’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless LGI expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Unitymedia uses “EBITDA” and “Adjusted EBITDA” measures in its Q1 2010 investor release.  EBITDA and Adjusted EBIDTA are non-generally accepted accounting principles (GAAP) measures as contemplated by the U.S. Securities and Exchange Commission’s Regulation G.

Unitymedia believes that its presentation of EBITDA and Adjusted EBITDA provides useful information to investors, as these metrics provide a transparent view of Unitymedia’s recurring operations and are key measures used by Unitymedia’s chief operating decision makers to evaluate operating performance and to decide how to allocate resources.

Investors should view Unitymedia’s EBITDA and Adjusted EBITDA as supplements to, and not substitutes for, operating income (loss), net earnings (loss) and other GAAP measures of income.

Unitymedia defines EBITDA as profit before net finance expense, income taxes, depreciation, amortization and impairment. Adjusted EBITDA is defined as EBITDA before stock-based compensation, restructuring charges, related party fees and allocations charged by our parent company and certain other operating charges or credits.  Reconciliations of Unitymedia’s EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure are presented below (amounts may not total due to rounding):

Quarter ended March 31, 2010

	Cable	Arena	Total
		in millions

Reportable segment Adjusted EBITDA	€120.2	€1.1	€121.2
Share based payments	(7.3)	—	(7.3)
Related party fees and allocations	(5.8)	—	(5.8)
Reportable segment EBITDA	107.1	1.1	108.1
Depreciation and amortization expenses	(70.3)	(0.2)	(70.4)
Reportable Segment EBIT	36.8	0.9	37.7
Financial income	8.4	—	8.4
Financial expense	(143.1)	—	(143.1)
Income tax benefit (expense)	27.4	(0.4)	27.0
Reportable segment profit (loss)	€(70.5)	€0.5	€(70.0)

Quarter ended March 31, 2009

	Cable	Arena	Total
		in millions

Reportable segment Adjusted EBITDA	€111.0	€9.9	€120.9
Expenses related to business acquisitions	(0.1)	—	(0.1)
Share based payments	(0.5)	—	(0.5)
Reportable segment EBITDA	110.5	9.9	120.4
Depreciation and amortization expenses	(68.5)	(0.7)	(69.2)
Reportable Segment EBIT	42.0	9.2	51.2
Financial income	6.0	0.7	6.8
Financial expense	(39.1)	—	(39.1)
Income tax expense	(5.3)	(1.2)	(6.5)
Reportable segment profit	€3.6	€8.7	€12.4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: May 7, 2010

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release